EXHIBIT 77.O

77.O	TRANSACTIONS EFFECTED PURSUANT TO RULE 10F-3

Columbia Special Fund, Inc.:

Qualifying transactions are listed below. On a quarterly basis, the Registrant's Board of Directors receives a Form
10F-3 containing information that enables them to determine that all purchases made during the quarter were effected in compliance with the Registrant's 10F-3 procedures.


1)	Issuer:			Adelphia
	Date of Purchase:		10/1/1999
	Underwriter from whom Purchased:
Smith Barney
	Affiliated Underwriters:
		BKB Robertson Stephens
	Other Members of Syndicate:
					CS First Boston
					Donaldson, Lufkin & Jenrette
					Goldman Sachs
					Lehman Brothers
					Morgan Stanley & Co.
					Salomon, Smith Barney
	Aggregate dollar amount of purchase:
					$5,700,000
	Aggregate dollar amount of offering:
					$342,000,000
	Purchase price (net of fees and expenses):
					$55.80
	Date offering commenced:
					10/1/1999
	Commission:			$1.20

2)	Issuer:			Silicon Image, Inc.
	Date of Purchase:		10/5/1999
	Underwriter from whom Purchased:
CS First Boston
	Affiliated Underwriters:
		BKB Robertson Stephens
	Other Members of Syndicate:
					CS First Boston
					Dain Rauscher Wessels
	Aggregate dollar amount of purchase:
					$240,000
	Aggregate dollar amount of offering:
					$48,000,000
	Purchase price (net of fees and expenses):
					$11.50
	Date offering commenced:
					10/5/1999
	Commission:			$0.50

3)	Issuer:			PlanetRX.com
	Date of Purchase:		10/6/1999
	Underwriter from whom Purchased:
Goldman Sachs
	Affiliated Underwriters:
		BKB Robertson Stephens
	Other Members of Syndicate:
					William Blair
					Goldman Sachs
					Hambrecht & Quest
	Aggregate dollar amount of purchase:
					$560,000
	Aggregate dollar amount of offering:
					$96,000,000
	Purchase price (net of fees and expenses):
					$15.33
	Date offering commenced:
					10/6/1999
	Commission:			$0.67

4)	Issuer:			Interwoven
	Date of Purchase:		10/7/1999
	Underwriter from whom Purchased:
CS First Boston
	Affiliated Underwriters:
		BKB Robertson Stephens
	Other Members of Syndicate:
					CS First Boston
					Dain Rauscher Wessels
	Aggregate dollar amount of purchase:
					$170,000
	Aggregate dollar amount of offering:
					$61,582,000
	Purchase price (net of fees and expenses):
					$16.29
	Date offering commenced:
					10/17/1999
	Commission:			$0.71

5)	Issuer:			Martha Stewart
	Date of Purchase:		10/18/1999
	Underwriter from whom Purchased:
Morgan Stanley & Co.
	Affiliated Underwriters:
		BKB Robertson Stephens
	Other Members of Syndicate:
					Morgan Stanley & Co.
					Merrill Lynch, Pierce, Fenner
					Bear, Stearns & Co.
					Donaldson, Lufkin & Jenrette
					Banc of America Securities LLC
					Advest, Inc.
					Robert W. Baird & Co.
					Sanford C. Bernstein & Co.
					Blaylock & Partners
					Chatsworth Securities LLC
					CIBC World Markets Corp.
					Crowell, Weedon & Co.
					D.A. Davidson & Co.
					A.G. Edwards & Sons
					Fahnestock & Co.
					First Union Securities
					Gabelli & Co.
					Gerard Klauer Mattison & Co.
					Goldman Sachs & Co.
					Janney Montgomery Scott LLC
					Edward D. Jones & Co.
					Legg Mason Wood Walker
					McDonald Investments
					Monness, Crespi, Hardt
					Paine Webber
					Ramirez & Co.
					Raymond James & Assoc.
					Schroder & Co.
					Muriel Siebert & Co.
					Salomon Smith Barney
					Wasserstein Perella Sec.
	Aggregate dollar amount of purchase:
					$1,350,000
	Aggregate dollar amount of offering:
					$129,600,000
	Purchase price (net of fees and expenses):
					$17.24
	Date offering commenced:
					10/18/1999
	Commission:			$0.76

6)	Issuer:			Extreme Networks
	Date of Purchase:		10/19/1999
	Underwriter from whom Purchased:
Morgan Stanley & Co.
	Affiliated Underwriters:
		BKB Robertson Stephens
	Other Members of Syndicate:
					Cowen Securities
					Hambrecht & Quest
					Morgan Stanley & Co.
					Thomas Weisel
					Dain Rauscher Wessels
	Aggregate dollar amount of purchase:
					$3,850,000
	Aggregate dollar amount of offering:
					$500,500,000
	Purchase price (net of fees and expenses):
					$74.88
	Date offering commenced:
					10/19/1999
	Commission:			$2.12

7)	Issuer:			Charter Communications
	Date of Purchase:		11/8/1999
	Underwriter from whom Purchased:
Morgan Stanley & Co.
NB Montgomery Securities
Neuberger Berman
Prudential Securities
Raymond James
A.G. Edwards & Sons
Wasserstein Perella Securities
Advest, Inc.
Bradford (JC) & Co.
McDonald Investments
	Affiliated Underwriters:
		BKB Robertson Stephens
	Other Members of Syndicate:
					Goldman Sachs & Co.
					Bear, Stearsn & Co.
					Morgan Stanley & Co.
					Donaldson, Lufkin & Jenrette
					Merrill Lynch, Pierce, Fenner
					Salomon Smith Barney
					A.G Edwards & Sons
					M.R. Beal & Co.
					Allen & Co.
					Banc of America Securities
					CIBC World Markets
					Chase Securities
					CS First Boston Corp
					First Union Securities
					Ing Barings
					Edward D. Jones & Co.
					Nesbitt Burns Securities
					Prudential Securities
					RBC Dominion Securities
					Cowen (SG) Securities
					TD Securities
					Wasserstein Perella Securities
					Advest, Inc.
					Baird (Robert) & Co.
					Blair (William) & Co.
					Bradford (JC) & Co.
					Chapman Co.
					Chatsworth Securities
					Dain Rauscher, Inc.
					Hilliard Lyons
					Huntleigh Securities
					Janco Partners
					Legg Mason Wood Walker
					McDonald Investments
					Neuberger & Berman LLC
					Olde Discount Corp
					Ramirez & Co.
					Raymond James & Assoc.
					Muriel Siebert & Co.
					Stephens, Inc.
					Stifel, Nicolaus & Co.
	Aggregate dollar amount of purchase:
					$38,095,000
	Aggregate dollar amount of offering:
					$4,275,000,000
	Purchase price (net of fees and expenses):
					$18.56
	Date offering commenced:
					11/8/1999
	Commission:			$0.44

8)	Issuer:			Agilent Technologies
	Date of Purchase:		11/17/1999
	Underwriter from whom Purchased:
SG Cowen Securities Corp
Goldman Sachs & Co.
	Affiliated Underwriters:
		BKB Robertson Stephens
	Other Members of Syndicate:
					Morgan Stanley & Co.
					Goldman Sachs & Co.
					CS First Boston Corp
					Merrill Lynch, Pierce, Fenner
					Salomon Smith Barney
					Bear, Stears & Co.
					Morgan (JP) Securities
					Lehman Brothers
					SG Cowen Securities Corp
					ABN Amro, Inc.
					Buckingham Research Group
					Deutsche Bank Securities
					Hambrecht & Quist
					Williams Capital Group
	Aggregate dollar amount of purchase:
					$15,045,000
	Aggregate dollar amount of offering:
					$1,950,000,000
	Purchase price (net of fees and expenses):
					$29.21
	Date offering commenced:
					11/17/1999
	Commission:			$0.79